SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) (205) 298-3000 Registrant's telephone number, including area code:
Item 7.	Financial Statements, Pro Forma Financial Statements And Exhibits.
	(c)	Exhibits:
		Exhibit No. 99.1	Description Earnings Release dated April 28, 2004.
Item 12.	Results of Operations and Financial Condition. The Registrant's earnings release dated April 28, 2004, regarding its first quarter 2004 financial results is attached hereto as Exhibit 99.1.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III
Dated: April 28, 2004